UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2017

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 11, 2017, The Sherwin-Williams Company (“Sherwin-Williams”) entered into (a) a Credit Agreement (the “Credit Agreement”) with Goldman Sachs Bank USA (“Goldman”), as administrative agent and Goldman Sachs Mortgage Company, as issuing bank, and the lenders party thereto, and (b) a Continuing Agreement for Standby Letters of Credit (the “LC Agreement”) with Goldman. Under the Credit Agreement, Sherwin-Williams has the right to borrow and to obtain the issuance, renewal, extension and increase of a revolving letter of credit (the “Security Letter of Credit”) up to an aggregate availability of $250,000,000. The Security Letter of Credit will serve as security for any letters of credit that may be issued under the LC Agreement. Under the LC Agreement, Sherwin-Williams may request Goldman to issue letters of credit up to the aggregate maximum amount of the Security Letter of Credit.

No borrowings have been made, and no Security Letter of Credit has been issued, under the Credit Agreement, and no letters of credit have been issued under the LC Agreement.

Certain of the lenders, as well as certain of their respective affiliates, have performed and may in the future perform for Sherwin-Williams and its subsidiaries, various commercial banking, investment banking, lending, underwriting, trust services, financial advisory and other financial services, for which they have received and may in the future receive customary fees and expenses.

The foregoing descriptions of the Credit Agreement and the LC Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement and the LC Agreement, copies of which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above relating to the Credit Agreement and the LC Agreement are incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
4.1	Credit Agreement, dated as of September 11, 2017, by and among The Sherwin-Williams Company, Goldman Sachs Bank USA, as administrative agent and Goldman Sachs Mortgage Company, as issuing bank, and the lenders party thereto.
4.2	Continuing Agreement for Standby Letters of Credit, dated as of September 11, 2017, by and between The Sherwin-Williams Company and Goldman Sachs Bank USA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

Date: September 11, 2017	By: /s/ Mary L. Garceau
	Name:	Mary L. Garceau
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
4.1	Credit Agreement, dated as of September 11, 2017, by and among The Sherwin-Williams Company, Goldman Sachs Bank USA, as administrative agent and Goldman Sachs Mortgage Company, as issuing bank, and the lenders party thereto.
4.2	Continuing Agreement for Standby Letters of Credit, dated as of September 11, 2017, by and between The Sherwin-Williams Company and Goldman Sachs Bank USA.

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